                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 9

          AMENDMENT NO. 9 (this "Amendment No. 9") dated as of June 30, 2003 to the Credit Agreement referred to below, between CHART INDUSTRIES, INC., a Delaware corporation (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          The Borrower, Chart Heat Exchangers Limited (formerly known as Chart Marston Limited) as a Subsidiary Borrower, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 9, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans and other extensions of credit to be made by said lenders to the Borrower in an aggregate principal or face amount as specified therein. The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment No. 9, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Definitions.

          A. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

          "Amendment No. 9" means Amendment No. 9 dated as of June 30, 2003 to this Agreement.

                                 Amendment No. 9

          "Amendment No. 9 Effective Date" means the date on which Amendment No. 9 shall become effective.

          "Approved Budget" means the "Chart Industries, Inc. Consolidated Weekly Cash Flow Forecast" attached as Schedule I to Amendment No. 9.

          "Deferral Date" means July 15, 2003.

          "Lenders' Payment Account" means the account referred to as such in the last paragraph of Section 2.10(b)(v).

          B. Section 1.01 of the Credit Agreement is hereby further amended by deleting each of the following definitions in its entirety: "Asset Sales Proceeds Account", "Bechtel Letter of Credit", "Bechtel Letter of Credit Account" and "Waiver Maturity Date".

          2.03 Bechtel Letters of Credit. Section 2.05(m) of the Credit Agreement is hereby deleted in its entirety.

          2.04. Disposition of Proceeds of Approved Dispositions. Section 2.10(b)(v) of the Credit Agreement is hereby amended by (a) deleting the last three paragraphs thereof and (b) inserting the following two new paragraphs at the end thereof to read as follows:

               "Notwithstanding the foregoing, (A) $3,716,300 of the Net Available Proceeds of the Greenville Tube Disposition shall be paid to the Borrower on the date of consummation of such Disposition (the "GT Closing Date") and shall be applied pursuant to clauses (III) and (IV) below and
     (B) the remainder of such Net Available Proceeds shall be paid to the Administrative Agent on the GT Closing Date and shall be applied pursuant to clauses (I), (II) and (V) below:

               (I) on the GT Closing Date or as promptly as practicable thereafter, the Administrative Agent shall pay and/or reimburse all unpaid fees, expenses and other costs of the Administrative Agent and the members of the Steering Committee (including fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, counsel to the Administrative Agent, and FTI Consulting) payable under Section 10.03(a) of the Credit Agreement for which invoices shall have theretofore been furnished to the Borrower and/or the Administrative Agent (and which invoices shall have been approved by the Administrative Agent), and pay a retainer for each of such professional firms in an amount reasonably determined by the Administrative Agent;

               (II) on the GT Closing Date or as promptly as practicable thereafter, the Administrative Agent shall pay the Lenders the March 2003 Interest Payment in accordance with the Credit Agreement, provided that the payments under clauses (I) and (II) of this paragraph shall not exceed $2,991,973;

                                 Amendment No. 9

               (III) on the GT Closing Date or as promptly as practicable thereafter, the Borrower shall apply $516,300 of such Net Available Proceeds to the payment of amounts due and owing with respect to those certain Hedging Agreements between Bank of America and the Borrower;

               (IV) on the GT Closing Date or as promptly as practicable thereafter, the Borrower will retain $3,200,000 of such Net Available Proceeds which will be used by the Borrower solely for the payment of amounts specified in the Approved Budget; and

               (V) the remainder of such Net Available Proceeds paid to the Administrative Agent on the GT Closing Date shall be deposited into the Lenders' Payment Account and, thereafter from time to time (prior to the Deferral Date) the Borrower may request, by written notice to the Administrative Agent and the Steering Committee, the withdrawal of amounts held in the Lenders' Payment Account, it being understood and agreed that any such withdrawal shall be in the sole and absolute discretion of the Administrative Agent and the Steering Committee and that neither the Administrative Agent nor the Steering Committee shall have any obligation whatsoever to approve any such request; provided that if any such withdrawal is so approved, the Administrative Agent shall pay to the Borrower in accordance with its instructions such approved amounts, which will be used promptly by the Borrower solely for such approved purposes.

          As of the Amendment No. 9 Effective Date, the Administrative Agent shall establish an escrow or other account for the sole and exclusive benefit of the Lenders herein referred to as the "Lenders' Payment Account", into which there shall be deposited the amounts contemplated by clause (V) of the immediately preceding paragraph. The parties hereby agree that the funds and any investments thereof (and all earnings thereon) at all times from and after the initial deposit of amounts into the Lenders' Payment Account shall constitute property of the Lenders (and not the Borrower or any of its Subsidiaries), which shall be held in such account for the benefit of the Lenders (subject to the terms hereof) and neither the Borrower nor any of its Subsidiaries shall have any right, claim or entitlement to any such funds (which the Borrower and its Subsidiaries hereby expressly waive). The amounts held in the Lenders' Payment Account may be applied at any time to the Secured Obligations (as defined in the Security Agreement) (including any interest deferred pursuant to the last paragraph of 2.12(d)) as the Steering Committee shall so direct. Without limiting any other rights and remedies which the Lenders or the Administrative Agent may have under the Credit Documents or otherwise, upon
     (x) the occurrence of any Default, (y) the Lenders' bound by the lockup agreements contemplated by the term sheet referred to in Section 5 of Amendment No. 8 ceasing to hold enough claims to constitute an accepting class for purposes of Bankruptcy Code Section 1126 or the failure by the Borrower to observe or perform any covenant, condition, or agreement contained in such lockup agreements or the occurrence of any of the termination events described in paragraphs (vii)(a) and (b) of such lockup agreements or (z) the Business Day immediately preceding the date of the Borrower's commencement of a Chapter 11 case,

                                 Amendment No. 9
     the Administrative Agent shall apply the balance of the Lenders' Payment Account to the payment of the Secured Obligations (including any such deferred interest) as the Steering Committee shall so direct."

          2.05. Deferral of Certain Interest Payments and Other Amounts. The last paragraph of Section 2.12(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Notwithstanding anything herein to the contrary, the Borrower and the Lenders hereby acknowledge and agree that (i) the accrued and unpaid interest, commitment fees and letter of credit fees payable to the Lenders (or any affiliate thereof, as applicable) and the Issuing Lenders under the Credit Agreement and any Hedging Agreement on or about March 31, 2003 (collectively, the "March 2003 Interest Payment") shall be deferred and be payable on the Deferral Date (or such earlier date on which payment thereof is required to be made, in whole or in part, in accordance with clause (II) of the penultimate paragraph of Section 2.10(b)(v)) and (ii) the interest on the Loans falling due on or about each of April 30, 2003, May 30, 2003 and June 30, 2003 shall be deferred and be payable on the Deferral Date. For avoidance of doubt, the Lenders hereby acknowledge and agree that no Default or Event of Default shall have occurred, or shall occur, as a result of the Borrower's failure to pay any such interest or other amounts on the original due date therefor."

          2.06. Dispositions.

          A. Section 7.03(b) of the Credit Agreement is hereby amended as follows: (a) by deleting clause (viii) in its entirety and replacing it with "(viii) [Intentionally deleted]" and (b) by amending clause (ix) to read in its entirety as follows:

          "(ix) the Disposition of all or substantially all of the assets of Greenville Tube on or prior to July 7, 2003, provided that (A) the Net Available Proceeds of such Disposition to be received in cash by the Borrower and/or Greenville Tube at the consummation of such Disposition shall be at least $10,800,000, (B) the other terms of the purchase or similar agreement(s) providing for such Disposition shall be reasonably satisfactory to the Administrative Agent, (C) not less than two Business Days prior to the consummation of such Disposition, the Borrower will deliver to the Administrative Agent a statement, certified by a Financial Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, of the Net Available Proceeds of such Disposition anticipated to be received by the Borrower on such date of consummation and
     (D) the Net Available Proceeds of such Disposition shall be applied in accordance with the penultimate paragraph of Section 2.10(b)(v); and"

          B. Section 7.03(b) of the Credit Agreement is hereby further amended by inserting a new paragraph immediately before the last paragraph thereof to read in its entirety as follows:

                                 Amendment No. 9

          "In furtherance of the foregoing, in connection with any Approved Disposition each of the Lenders hereby authorizes the Administrative Agent to enter into such agreements and other instruments with the seller, the buyer and/or the buyer's lender(s) with respect to the property being sold or leased as part of such Approved Disposition, including releases, termination statements, subordination, non-disturbance and attornment agreements and/or recognition agreements, as shall be reasonably acceptable to the Administrative Agent (and the Lenders hereby confirm and ratify all such agreements and instruments)."

          Section 3. Waivers. Subject to the limitations set forth in Section 6 of this Amendment No. 9, but with effect on and after the Amendment No. 9 Effective Date, each Obligor, each Lender and the Administrative Agent hereby agree that any Default or Event of Default that has occurred and is continuing on such date or may thereafter arise solely as a result of the following is hereby waived: (i) any breach of the requirements of Section 2.09(a)(ii), 2.09(a)(iii) or 2.12 of the Credit Agreement at any time prior to the Deferral Date, (ii) any breach of the requirements of Section 7.09 of the Credit Agreement for any period ending prior to the Deferral Date, (iii) any breach of
Section 7.03(a)(iv) of the Credit Agreement solely with respect to the Borrower's failure to have given prompt written notice to the Administrative Agent of the dissolution of Chart Industries Foreign Sales Corporation, (iv) any breach of Section 7.07 and any Event of Default under Section 8(d) of the Credit Agreement solely with respect to the Borrower's repurchase of capital stock of the Borrower from the 401(k) plan established for the Borrower's employees, (v) any Event of Default under Section 8(f) of the Credit Agreement solely with respect to Borrower's failure to make payments of interest when due under the Hedging Agreements between the Borrower and Bank of America, (vi) any Event of Default under Sections 8(i) and (j) of the Credit Agreement solely as a result of the initiation and pendency of the UK Insolvency Proceeding (other than under Section 8(q) of the Credit Agreement), and (vii) any Event of Default under
Section 8(j) of the Credit Agreement solely with respect to the Borrower's inability to pay the amounts owing under the Credit Agreement or owing under the Hedging Agreements between the Borrower and Bank of America when due, provided that the waivers under this Section 3 shall terminate and be of no further force or effect on or after 12:01 a.m., New York City time, on the Deferral Date. Upon the Deferral Date, the Administrative Agent and the Lenders shall be entitled to exercise all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved hereunder.

          Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in
Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 9 and (b) after giving effect to the waivers set forth in Section 3 of this Amendment No. 9, no Default shall have occurred and be continuing.

          Section 5. Conditions Precedent. The amendments set forth in Section 2 of this Amendment No. 9 shall become effective, on the date on which the Administrative Agent shall

                                 Amendment No. 9
have received one or more counterparts of this Amendment No. 9 executed by each of the Obligors, the Administrative Agent (with the written consent of each Lender provided in the form of the Lender Consent attached as Annex 1 to this Amendment No. 9).

          Section 6. Limited Waiver; Reservation of Rights. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect; provided that, except as provided in Section 3 of this Amendment No. 9, nothing herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default or Event of Default. Notwithstanding anything contained herein to the contrary (except as expressly provided in Section 3 of this Amendment No. 9), the Administrative Agent and the Lenders reserve all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved. This Amendment No. 9 shall not be deemed or otherwise construed to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any Lender, on the other hand. Neither the requirements of good faith and fair dealing nor any other theory, concept or argument shall require any Lender to impart upon the Borrower any further or greater benefits; to suffer any prejudice or impairment of any kind whatsoever; or to tolerate any noncompliance with this Amendment No. 9 and the Credit Documents, because each Lender has bargained for and given valuable consideration for this Amendment No. 9 and the Credit Documents and its creation of express, explicit and objective limits of what benefits each Lender is willing to provide to the Borrower, and what, in return, the Borrower is required to provide to each Lender. This Amendment No. 9 and the Credit Documents provide a clear statement of each Lender's requirements and obligations and creates an agreed upon standard of performance upon which each Lender and the Administrative Agent are entitled to rely in exercising and enforcing their respective remedies under the Credit Agreement and the other Credit Documents.

          Section 7. Ratification of Obligations, Etc. By its execution of this Amendment No. 9, each of the Obligors (a) ratifies and reaffirms in all respects its obligations under the Credit Agreement and the other Credit Documents to which it is a party, and confirms that each such agreement to which it is a party is valid and enforceable against such Obligor and (b) agrees that there are no oral agreements or understandings among such Obligor and the Administrative Agent or any Lender relating to this Amendment No. 9, the Credit Agreement or any other Credit Document.

          Section 8. Acknowledgment and Release. (a) Each of the Obligors acknowledges that neither the Administrative Agent nor any Lender has at any time directed or participated in any aspect of the management of the Obligors or any of their respective Affiliates or the conduct of the businesses of the Obligors, or any of their respective Affiliates, and the

                                 Amendment No. 9

Obligors, and any of their respective Affiliates, have made all of their respective business decisions independently of the Administrative Agent or any Lender. Notwithstanding any other provision of this Amendment No. 9 or the Credit Agreement, or any other contract or instrument between the Obligors, or any of their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, or any of them, on the other hand: (i) the relationship between the Administrative Agent or any Lender, on the one hand, and each of the Obligors, or any of their respective Affiliates, on the other hand, shall be limited to the relationship of a lender to a borrower in a commercial loan transaction; (ii) neither the Administrative Agent nor any Lender is or shall be construed as a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of the Obligors, or any of their respective Affiliates (or any other Person), and neither the Administrative Agent nor any Lender intends to assume any such status at any time; and (iii) neither the Administrative Agent nor any Lender shall be deemed responsible for (or a participant in) any acts, omissions or decisions of the Obligors, or any of their respective Affiliates, or any other Lender or, in the case of Lenders, the Administrative Agent.

          (b) Each of the Obligors further acknowledge and agree that they have no claims, demands, damages, suits, cross complaints, counterclaims, conditions, causes of action, debts, offsets, disgorgements or assertions of any kind or nature whatsoever, whether known or unknown, and whenever or however arising that can be asserted to reduce or eliminate all or any part of their respective liability to repay all amounts owed under the Credit Documents, or to seek any affirmative relief or damages of any kind or nature from the Administrative Agent or Lenders, or any of them, that arises out of or relates to any Prior Event (the "Claims"), and to the extent any such Claims exist, they are fully and forever released as provided in paragraph (c) below. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment No. 9 or occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Amendment No. 9, the Credit Agreement, the other Credit Documents, the transactions referred to herein and/or therein, or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

          (c) Each of the Obligors, on behalf of itself, and any Person claiming by, through, or under any of the Obligors, (each a "Releasing Party" and collectively the "Releasing Parties") hereby releases, remises, waives and forever discharges the Administrative Agent, the Lenders, and any or all of the Administrative Agent's and the Lenders' respective subsidiaries, Affiliates, directors, officers, employees, agents, attorneys, financial advisors, representatives, successors and assigns, from any and all Claims. This Section 8 shall survive the termination of this Amendment No. 9 or any Credit Document. Each Releasing Party has been advised by counsel with respect to the release contained in this Section 8. Each Releasing Party hereby affirms its intent to waive unknown claims and to waive any statutory protection available in any applicable jurisdiction with respect thereto.

          Section 9. Miscellaneous. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase

                                 Amendment No. 9

Bank) in connection with the preparation, negotiation, execution and delivery of this Amendment No. 9. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 9 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 9 by signing any such counterpart. This Amendment No. 9 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 Amendment No. 9

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed by their respective authorized officers as of the day and year first above written.

                                        CHART INDUSTRIES, INC.

                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                Amendment No. 9

                              SUBSIDIARY GUARANTORS

                                        CHART HEAT EXCHANGERS LIMITED
                                         PARTNERSHIP

                                        By: CHART MANAGEMENT COMPANY, INC.,
                                            as its sole general partner

                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                        CHART INTERNATIONAL INC.

                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                        CHART MANAGEMENT COMPANY, INC.

                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                        CHART LEASING, INC.

                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                Amendment No. 9

                                        CHART, INC.


                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                        CHART INTERNATIONAL HOLDINGS, INC.


                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                        CHART ASIA, INC.


                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                        CAIRE INC.


                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                Amendment No. 9

                                        COOLTEL, INC.

                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                        NEXGEN FUELING, INC.

                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Chief Financial Officer &
                                                  Treasurer

                                        GREENVILLE TUBE, LLC

                                        By  /s/ Michael F. Biehl
                                          --------------------------------------
                                          Name:  Michael F. Biehl
                                          Title: Assistant Treasurer

                                Amendment No. 9

                                        JPMORGAN CHASE BANK,
                                         Individually and as Administrative
                                         Agent

                                        By  /s/ Roger A. Odell
                                          --------------------------------------
                                          Name: Roger A. Odell
                                          Title: Managing Director

                                 Amendment No. 9

                                                                         ANNEX 1

                            [Form of Lender Consent]

                                 LENDER CONSENT

          Reference is made to Amendment No. 9 dated as of June 30, 2003 to the Credit Agreement dated as of April 12, 1999, between Chart Industries, Inc., each Subsidiary Guarantor party thereto, each Lender party thereto and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent").

          The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 9 to the Credit Agreement, dated as of June 30, 2003, substantially in the form to which the form of this Lender Consent is attached ("Amendment No. 9") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 9 on behalf of such Lender.

          This Lender Consent shall be construed in accordance with and governed by the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be duly executed and delivered by its proper and duly authorized officer as of the date of Amendment No. 9.

NAME OF LENDER:

___________________________



By:__________________________
   Name:
   Title:

                                Amendment No. 9

                                                                      SCHEDULE I

                                 APPROVED BUDGET

                                 [See Attached]
Amendment No. 9